EXHIBIT 32



                           SHANG HIDE CONSULTANTS, LTD.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

     In connection with the Quarterly Report of Shang Hide Consultants, Ltd. (the "Company") on Form 10-Q for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marty Weigel the Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 (including subsections (a) (b) and
(c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 10, 2011



                                      /s/ Marty Weigel
                                      ------------------------------------------
                                              Marty Weigel
                                      Principal Executive and Financial Officer